                                                                    Exhibit 99.2



                                 CERTICOM CORP.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              As of July 31, 2000
                         (In thousands of U.S. dollars)                U.S. GAAP

                              -------------------------------------------------
                                              DRG
                                        Resources
                              Certicom     Group,  Pro Forma          Pro Forma
                                 Corp.       Inc. Adjustment           Combined
                              --------  --------- ----------          ---------
ASSETS

Current assets:
  Cash......................  $ 50,251       $444    $  (344) 3(a)     $ 50,351
  Marketable securities,
   available for sale.......     3,585        --         --               3,585
  Accounts receivable, net..     3,525        522       (601) 3(b)(a)     3,446
  Unbilled receivables......     2,198        --         --               2,198
  Inventories...............       250        --         --                 250
  Prepaid expenses and
   deposits.................     1,281          1         (1) 3(a)        1,281
                              --------       ----    -------           --------
    Total current assets....    61,090        967       (946)            61,111
Capital assets..............     5,794        --         --               5,794
Patents.....................       953        --         --                 953
Acquired intangibles........    22,361        --      10,163  3(c)       32,524
Other assets................       --           9         (9) 3(a)          --
                              --------       ----    -------           --------
    Total assets............  $ 90,198       $976    $ 9,208           $100,382
                              ========       ====    =======           ========

LIABILITIES

Current liabilities:
  Accounts payable..........  $  2,437       $423    $  (502) 3(d)(a)  $  2,358
  Accrued liabilities.......     2,742        198          2  3(e)(a)     2,942
  Income taxes payable......       516        --         --                 516
  Deferred revenue..........     1,122        --         --               1,122
                              --------       ----    -------           --------
    Total current
     liabilities............     6,817        621       (500)             6,938
Lease inducements...........     1,064        --         --               1,064
                              --------       ----    -------           --------
    Total liabilities.......     7,881        621       (500)             8,002
                              --------       ----    -------           --------

SHAREHOLDERS' EQUITY

Common shares
  Authorized: unlimited.....   133,386        --      15,482  3(f)      148,868
Additional paid-in capital..    13,851        --       2,322  3(f)       16,173
Deferred compensation
 expense....................    (1,516)       --      (7,741)  (o)       (9,257)
Accumulated other
 comprehensive loss.........    (2,464)       --         --              (2,464)
Retained earnings
 (deficit)..................   (60,940)       --         --             (60,940)
Members' capital............       --         355       (355) 3(g)          --
                              --------       ----    -------           --------
    Total shareholders'
     equity.................    82,317        355      9,708             92,380
                              --------       ----    -------           --------
    Total liabilities and
     shareholders' equity...  $ 90,198       $976    $ 9,208           $100,382
                              ========       ====    =======           ========


                See accompanying notes to financial statements.

                                 CERTICOM CORP.
                   Unaudited Pro Forma Condensed Consolidated
                            Statement of Operations
                           Year ended April 30, 2000
               (In thousands of U.S. dollars, except share data)       U.S. GAAP

                          -----------------------------------------------------------------
                                                         Year
                                                        ended
                                                     July 31,
                          Year ended   Nine months       2000
                           April 30,         ended        DRG
                                2000  December 31,  Resources
                            Certicom          1999     Group,   Pro Forma         Pro Forma
                               Corp.    Trustpoint       Inc. Adjustments          Combined
                          ----------  ------------  --------- -----------        ----------
Revenues................  $   12,040         $ 724     $2,213     $  (179) 3(h)  $   14,798
                          ----------         -----     ------     -------        ----------
Costs and expenses:
  Selling and
   marketing............       6,616           --         --          --              6,616
  Research and
   development..........       4,446           --         --         (179)  3(l)      4,267
  Depreciation and
   amortization.........       7,861             9          1       3,705   3(i)     11,576
  General and
   administrative.......       7,099           913        130         --              8,142
  Deferred compensation
   amortization.........         --            --         --        5,161   3(p)      5,161
  Purchased in-process
   research and
   development..........         535           --         --          --                535
  Consulting and systems
   integration..........       2,080           --       1,826         162  3(j)       4,068
  Cost of hardware
   sold.................         579           --         --          --                579
                          ----------         -----     ------     -------        ----------
                              29,216           922      1,957       8,849            40,944
                          ----------         -----     ------     -------        ----------
Operating income
 (loss).................     (17,176)         (198)       256      (9,028)          (26,146)
Interest income
 (expense), net.........        (359)          --           2         --               (357)
                          ----------         -----     ------     -------        ----------
Income (loss) before
 income taxes...........     (17,535)         (198)       258      (9,028)          (26,503)
Income taxes............         334            30        --          --                364
                          ----------         -----     ------     -------        ----------
Net income (loss).......     (17,869)         (228)       258      (9,028)          (26,867)
Other comprehensive
 income:
  Unrealized gain on
   marketable
   securities, available
   for sale.............          14           --         --          --                 14
                          ----------         -----     ------     -------        ----------
Comprehensive income
 (loss).................  $  (17,855)        $(228)    $  258     $(9,028)       $  (26,853)
                          ==========         =====     ======     =======        ==========
Basic and diluted net
 loss per share.........  $    (0.80)                                            $    (1.18)
                          ==========         =====     ======     =======        ==========
Shares used in computing
 basic and diluted net
 loss per share.........  22,255,044                              450,060  3(k)  22,705,104
                          ==========         =====     ======     =======        ==========

                See accompanying notes to financial statements.

                                 CERTICOM CORP.

                   Unaudited Pro Forma Condensed Consolidated
                            Statement of Operations
                        Three Months ended July 31, 2000
               (in thousands of U.S. dollars, except share data)       U.S. GAAP

                             --------------------------------------------------
                                               DRG
                                         Resources
                               Certicom     Group,   Pro Forma        Pro Forma
                                  Corp.       Inc. Adjustments         Combined
                             ----------  --------- -----------       ----------
Revenues...................  $    5,053  $     793     $  (117) 3(h) $    5,729
                             ----------  --------- -----------       ----------
Costs and expenses:
  Selling and marketing....       3,139        --          --             3,139
  Research and
   development.............       2,428        --         (117) 3(l)      2,311
  Depreciation and
   amortization............       2,748          1         529  3(m)      3,278
  General and
   administrative..........       2,472         34         --             2,506
  Deferred compensation
   amortization............         111        --        1,290  3(q)      1,401
  Consulting and systems
   integration.............       1,019        618          60  3(j)      1,697
  Cost of hardware sold....         232        --          --               232
                             ----------  --------- -----------       ----------
                                 12,149        653       1,762           14,564
                             ----------  --------- -----------       ----------
Operating income (loss)....      (7,096)       140      (1,879)          (8,835)
Non-cash interest income
 (expense).................        (423)                                   (423)
Interest income (expense),
 net.......................         952          1         --               953
                             ----------  --------- -----------       ----------
Income (loss) before income
 taxes.....................      (6,567)       141      (1,879)          (8,305)
Income taxes...............          80        --          --                80
                             ----------  --------- -----------       ----------
Net income (loss)..........      (6,647)       141      (1,879)          (8,385)
Other comprehensive income:
  Unrealized gain on
   marketable securities,
   available for sale......          33        --          --                33
                             ----------  --------- -----------       ----------
Comprehensive income
 (loss)....................  $   (6,614) $     141     $(1,879)      $   (8,352)
                             ==========  ========= ===========       ----------
Basic and diluted net loss
 per share.................  $    (0.26)                             $    (0.32)
                             ==========  ========= ===========       ==========
Shares used in computing
 basic and diluted net loss
 per share.................  25,571,708                347,872  3(n) 25,919,580
                             ==========  ========= ===========       ==========

                See accompanying notes to financial statements.

              Notes to Unaudited Pro Forma Condensed Consolidated
                              Financial Statements

                                                                       U.S. GAAP
1. Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations for the year ended April 30, 2000 and the three months ended July 31, 2000 have been prepared by Management in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") to reflect Certicom Corp.'s ("the Corporation") acquisition of all of the outstanding common shares of Trustpoint ("Trustpoint"), effective January 26, 2000 and all of the outstanding common shares of DRG Resources Group, Inc. ("DRG Resources Group"), formerly Digital Resources Group, LLC, effective September 12, 2000. The acquisitions have been accounted for using the purchase method. The unaudited pro forma condensed consolidated statement of operations for the year ended April 30, 2000 gives effect to the acquisition of Trustpoint and DRG Resources Group as if they had occurred on May 1, 1999. The unaudited pro forma condensed consolidated statement of operations for the three months ended July 31, 2000 gives effect to the acquisition of DRG Resources Group as if it had occurred on May 1, 1999. The unaudited pro forma condensed balance sheet as of July 31, 2000 gives effect to the acquisition of DRG Resources Group as if it had occurred on that date.

The financial information has been derived from the following financial statements which have been prepared in accordance with U.S. GAAP:

For the year ended April 30, 2000:

(a) The consolidated financial statements of the Corporation for the year ended April 30, 2000 incorporated herein.

(b) The unaudited interim statement of operations of Trustpoint for the nine-month period ended December 31, 1999. The results of operations of Trustpoint for the period subsequent to January 26, 2000 are included in the results of operations of the Corporation for the year ended April 30, 2000. Therefore, only nine months of operations are being added for the purpose of pro forma condensed consolidated statements of operations for the year ended April 30, 2000.

(c) The audited statement of operations of DRG Resources Group for the year ended July 31, 2000 incorporated herein.

For the three-months ended July 31, 2000:

(a) The unaudited interim statement of operations of the Corporation for the three months ended July 31, 2000 incorporated herein.

(b) The unaudited interim statement of operations of DRG Resources Group for the three months ended July 31, 2000.

For the balance sheet as of July 31, 2000:

(a) The unaudited balance sheet of the Corporation as of July 31, 2000 incorporated herein.

(b) The audited balance sheet of DRG Resources Group as of July 31, 2000 incorporated herein.

The pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with the financial statements referred to above prepared in U.S. dollars. The pro forma condensed consolidated financial statements may not be indicative either of the results that would actually have occurred if the business combinations had taken place on the dates indicated, or the results which may be achieved in the future.

              Notes to Unaudited Pro Forma Condensed Consolidated
                        Financial Statements-(Continued)
                                                                       U.S. GAAP
2. Description of Transactions

Acquisition of Trustpoint
On January 26, 2000, the Corporation acquired all of the outstanding common shares of Trustpoint, a corporation based in Mountain View, California. Trustpoint is a provider of comprehensive, flexible, cross-platform public key infrastructure products that allow OEMs to develop applications with built-in digital certificate services. Details of the consideration and the fair values of the net assets acquired are as follows:

    Net assets acquired
      Non-cash working capital (net of cash of $302).................. $   (34)
      Capital assets..................................................      29
      Other acquired intangibles......................................     878
      Goodwill........................................................   9,633
                                                                       -------
                                                                       $10,506
                                                                       =======
    Consideration
      Common shares (201,120 shares issued)........................... $ 7,306
      Options to acquire 98,884 common shares.........................   3,080
      Acquisition costs...............................................     120
                                                                       -------
                                                                       $10,506
                                                                       =======

Acquisition of DRG Resources Group
On September 12, 2000, the Corporation acquired all of the outstanding common shares of DRG Resources Group, a corporation based in Redwood City, California. DRG Resources Group is a professional consulting organization specializing in security for the Internet. Prior to the acquisition, Digital Resources Group, LLC merged into DRG Resources Group, Inc. At the time these two companies merged, Digital Resources Group LLC transferred $100 in assets into the new corporation. The remaining assets and liabilities remained with the members of Digital Resources Group, LLC. Certicom purchased the corporation. All of the assets and liabilities of DRG Resources Group, with the exception of $100 in assets, have been eliminated as pro forma adjustments in order to properly reflect net assets purchased. Details of the consideration and the fair values of the net assets acquired are as follows:

    Net assets acquired
      Current assets (net equity per agreement)........................ $   100
      Other acquired intangibles.......................................     634
      Goodwill.........................................................   9,529
      Deferred compensation expense....................................   7,741
                                                                        -------
                                                                        $18,004
                                                                        =======
    Consideration
      Common shares (397,595 shares issued)............................ $15,482
      Options to acquire 103,100 common shares.........................   2,322
      Acquisition costs................................................     200
                                                                        -------
                                                                        $18,004
                                                                        =======

3. Pro Forma Adjustments

(a) Reflects the elimination of assets and liabilities of DRG Resources Group to properly reflect net assets purchased.

(b) Reflects the elimination of inter-company accounts receivable of DRG Resources Group from the Corporation.

(c) Reflects the excess of purchase price less amounts recorded as deferred compensation over the estimated fair market value of the net tangible assets acquired on the acquisition of DRG Resources Group that has been allocated to acquired intangibles. This amount is being amortized on a straight-line basis over a period ranging from two to five years.

(d) Reflects the elimination of inter-company accounts payable between the Corporation and DRG Resources Group.

              Notes to Unaudited Pro Forma Condensed Consolidated
                        Financial Statements-(Continued)
                                                                       U.S. GAAP

(e) Reflects DRG Resources Group acquisition costs.

(f) Reflects the 397,595 common shares of the Corporation and stock options exercisable to acquire a total of 103,100 common shares of the Corporation issued in connection with the acquisition of DRG Resources Group.

(g) Reflects the elimination of DRG Resources Group members' capital.

(h) Reflects the elimination of inter-company revenue of DRG Resources Group from the Corporation.

(i) Reflects nine months amortization of acquired intangibles in connection with the acquisition of Trustpoint and one year amortization of acquired intangibles in connection with the acquisition of DRG Resources Group. The goodwill is amortized over a five-year period and other acquired intangibles are amortized over a three-year period.

(j) Reflects payroll taxes for DRG Resources Group consultants and owner members.

(k) Reflects the issuance of 298,181 shares of the Corporation, which are not subject to contingencies as of April 30, 2000, in connection with the acquisition of DRG Resources Group, as if the shares had been outstanding for the entire period and reflects the issuance of 201,120 common shares of the Corporation in connection with the acquisition of Trustpoint for an additional nine months, as if the shares had been outstanding for the entire period. The effect of stock options assumed in the acquisitions has not been included as their inclusion would be anti-dilutive.

(l) Reflects the elimination of inter-company expenses of the Corporation from DRG Resources Group.

(m) Reflects three months amortization of acquired intangibles in connection with the acquisition of DRG Resources Group.

(n) Reflects the issuance of 347,872 common shares of the Corporation, which are not subject to contingencies as of July 31, 2000 in connection with the acquisition of DRG Resources Group as if the shares had been outstanding for the entire period. The effect of stock options assumed in the acquisition has not been included as their inclusion would be anti-dilutive.

(o) Reflects deferred compensation recorded in connection with the acquisition of DRG Resources Group for restricted shares totaling 198,797 which are subject to a repurchase agreement with the former members of DRG Resources Group, LLC. As part of the repurchase agreement, these shares can be repurchased by the Corporation if these individuals fail to provide services to the Corporation. The shares begin vesting six months from the date of the acquisition at a rate of 8.333% per month.

(p) Reflects one year of amortization of deferred compensation recorded in connection with the acquisition of DRG Resources Group.

(q) Reflects three months of amortization of deferred compensation recorded in connection with the acquisition of DRG Resources Group.

4. Income Taxes

The pro forma condensed consolidated financial statements do not reflect income taxes related to the operations of DRG Resources Group as the Corporation has current net operating losses greater than the taxable income that would be generated by DRG Resources Group as a taxable entity.

The Corporation has not recorded a pro forma adjustment for the deferred tax liability arising from the purchase of DRG Resources Group due to the Corporation's deferred tax position.